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                                                                  Exhibit 10.2

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                                PLEDGE AGREEMENT


                          dated as of December 16, 1997


                                     between


                        CENTRAL RESERVE LIFE CORPORATION


                                       and


                       STRATEGIC ACQUISITION PARTNERS, LLC




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                                PLEDGE AGREEMENT
                                ----------------

                  THIS PLEDGE AGREEMENT (this "Agreement"), dated as of December 16, 1997, is made between CENTRAL RESERVE LIFE CORPORATION, an Ohio corporation (herein, called the "Pledgor"), and STRATEGIC ACQUISITION PARTNERS, LLC, a Nevada limited liability company (herein, called the "Lender"). This is the Pledge Agreement referred to in that certain Credit Agreement (as from time to time, in whole or in part, amended, modified, supplemented, restated, refinanced, refunded or renewed, the "Credit Agreement"), dated as of December 16, 1997 between Pledgor and Lender.

                  WHEREAS, as security for the Loan and as a condition precedent to the making thereof, Lender has required that the Pledgor execute and deliver this Agreement.

                  NOW, THEREFORE, in consideration of any Loan or other financial accommodation heretofore or hereafter at any time made or granted by Lender to the Pledgor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees with Lender that:

                  SECTION 1 DEFINITIONS. Capitalized terms used herein, unless otherwise specified, shall have the meanings assigned thereto in the Credit Agreement; PROVIDED that such definitions shall survive any termination of the Credit Agreement. In addition, when used herein the following terms shall have the following meanings:


                  "Collateral" see SECTION 2.

                  "Permitted Actions" see SECTION 5(B).

                  "Pledged Shares" see SECTION 2.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

                  SECTION 2 PLEDGE. To secure the prompt and complete payment and performance of the Liabilities, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender and hereby grants to Lender a continuing security interest in the following (herein collectively called the "Collateral"):

                  (a) the shares of stock of CRL described in ATTACHMENT 1 hereto (herein called the "Pledged Shares") and the certificates representing or evidencing the



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         Pledged Shares, and all cash, securities, interests, dividends, rights, notes, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                  (b) all additional shares of stock of CRL from time to time acquired by the Pledgor in any manner (which additional shares of stock shall constitute a part of, and be, "Pledged Shares") and the certificates representing or evidencing such additional shares, and all cash, securities, interest, dividends, rights, notes, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such additional shares;

                  (c) all other property hereafter delivered to Lender in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) the surplus note in respect of indebtedness to the Pledgor issued by CRL and listed in ATTACHMENT 2 hereto (herein called the "Pledged Surplus Note") and all cash, securities, interests, rights, notes, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Surplus Note;

                  (e) all additional surplus notes acquired by the Pledgor in any manner and issued by CRL (which additional surplus debentures shall constitute a part of, and each being a, "Pledged Surplus Note"), and all cash, securities, interests, rights, notes, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the additional surplus notes; and

                  (f) all proceeds, rents, issues, profits and returns of and from all of the foregoing;

TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or


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incidental thereto, unto Lender, its successors and assigns, forever; SUBJECT,
HOWEVER, to the terms, covenants and conditions hereafter set forth.

                  The Pledgor agrees to deliver to Lender, promptly upon receipt and in the case of the Pledged Shares in due form for transfer (i.e., endorsed in blank accompanied by stock or bond powers executed in blank or registered on the books of CRL) and, subject to the provisions of SECTION 6 hereof, any Collateral which may at any time or from time to time be in or come into possession or control of the Pledgor; and prior to the delivery thereof to Lender, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for Lender.

                  SECTION 3  REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) The Pledgor represents and warrants to Lender that: (i) the Pledged Shares are duly authorized and validly issued and are fully paid and non-assessable; (ii) except for liens, claims and rights of third parties arising solely through acts of Lender, Lender has and, assuming Lender or its agent retains continuous possession of the Collateral, will continue to have at all times as security for the Liabilities a valid, first priority perfected security interest in the Collateral and the proceeds thereof free of all Liens (except for Permitted Encumbrances), claims and rights of third parties whatsoever; (iii) to the extent any Collateral is evidenced by certificates, the Pledgor has delivered to Lender for pledge under this Agreement on the date hereof the certificates representing all the Collateral which it owns; and (iv) the Pledged Shares represent all of the issued and outstanding capital stock of CRL. The Pledgor agrees to endorse and deliver to Lender for pledge hereunder, promptly upon its obtaining thereof, any additional Collateral and to hold such Collateral, pending such delivery, in trust for Lender, separate and distinct from any other property of the Pledgor. As of the date of any such delivery of additional shares, surplus notes, certificates or instruments to Lender, the Pledgor represents and warrants that (1) it will own such shares, surplus notes, certificates and instruments free and clear of any rights of any other Person (other than the rights created in Lender hereunder), (2) it will have good and marketable title to said shares, surplus notes, certificates and instruments and have the right to pledge such shares, surplus notes, certificates or instruments to Lender pursuant to this Agreement and (3) it will have pledged to Lender, as at such date, all of the capital stock and surplus notes of CRL. The Pledgor shall have represented and warranted by delivery of any additional shares, surplus notes, certificates or instruments, that at the time of such delivery Lender has a valid, first priority perfected security interest in said shares, surplus notes, certificates or instruments and the proceeds thereof free of all liens, claims and rights of


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third parties whatsoever. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge of the Pledged Shares, Pledged Surplus Note and other certificates or instruments have been paid and will hereafter be paid by the Pledgor as such become due and payable.

                  (b) The Pledgor further represents and warrants to Lender that it is the lawful owner of the Collateral, free of all Liens, other than the Lien granted hereunder and Permitted Encumbrances and security interest hereunder, with full right to deliver, pledge, assign and transfer such Collateral to Lender as Collateral hereunder. The pledge of the Collateral effected by this Agreement is effective to vest in Lender the rights of Lender in the Collateral set forth herein.

                  (c) The Pledged Surplus Note constitutes all or will constitute all of the surplus notes issued by CRL and held by the Pledgor which are required to be pledged hereunder by the terms of the Credit Agreement.

                  (d) The Pledgor additionally represents and warrants to Lender that (i) each of the Pledgor and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) the execution and delivery of this Agreement and the performance by the Pledgor of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval if required), (iii) each of the Pledgor and its Subsidiaries has received all governmental consents and approvals (if any shall be required) necessary for such execution, delivery and performance (except governmental consents required by any Applicable Insurance Code to foreclose on the Pledged Shares or Pledged Surplus Note), and such execution, delivery and performance do not and will not contravene or conflict with, result in any breach of, or constitute a default under, any material agreement or instrument binding on it or result in the creation or imposition of or the obligation to create or impose any Lien (except for Permitted Encumbrances) and
(iv) this Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity (including, without limitation, good faith, materiality and reasonableness) or at law).

                  (e) The Pledgor additionally covenants and agrees with Lender that, so long as any of the Liabilities remain outstanding,

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the Pledgor will, unless Lender shall otherwise consent in writing:

                  (i) at the Pledgor's sole expense, promptly deliver to Lender, from time to time upon request of Lender, such stock powers and other documents, satisfactory in form and substance to Lender, with respect to the Collateral as Lender may reasonably request, to preserve and protect, and to enable Lender to enforce, its rights and remedies hereunder;

                  (ii) except as otherwise may be permitted by the Credit Agreement, not sell, assign, exchange, pledge or otherwise dispose or transfer any of its rights to any of the Collateral;

                  (iii) except as otherwise may be permitted by the Credit Agreement, not create or suffer to exist any Lien in or with respect to any of the Collateral except for the pledge hereunder and the Lien and security interest created hereby;

                  (iv) except as otherwise may be permitted by the Credit Agreement, not make or consent to any amendment or other modification or waiver with respect to any of the Collateral, or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto; and

                  (v) except as otherwise may be permitted by the Credit Agreement, not take or fail to take any action which would in any manner impair the enforceability of Lender's lien on and security interest in any of the Collateral.

                  (f) The information contained in ATTACHMENTS 1 and 2 is true and accurate in all respects.

                  SECTION 4 CARE OF COLLATERAL. Lender shall exercise reasonable care in the custody and preservation of the Collateral. In addition, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor requests in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to the Collateral against prior or other parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

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                SECTION 5  CERTAIN RIGHTS REGARDING COLLATERAL AND LIABILITIES.

                  (a) Subject to SECTIONS 5(c) and 6 hereof, Lender may, from time to time, after the occurrence and during the continuance of a Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default, without notice to the Pledgor, (i) transfer all or any part of the Collateral into the name of Lender or its nominee or sub-agent, with or without disclosing that such Collateral is subject to the Lien and security interest hereunder,
(ii) notify any Person obligated on any of the Collateral to make payment to Lender of any amounts due or to become due thereunder, and (iii) enforce collection of any of the Collateral by suit or otherwise.

                  (b) If at any time Lender takes any or all of the Permitted Actions (as hereinafter defined) whether such actions are taken before or after any of the Liabilities shall be due and payable and without notice to the Pledgor, such actions shall not affect the enforceability of this Agreement. Lender shall have taken a "Permitted Action" if it shall (i) retain or obtain a Lien upon or a security interest in, any property to secure payment and performance of any of the Liabilities or any obligation hereunder, (ii) retain, obtain or release the primary or secondary obligation of any Person, in addition to the Borrower with respect to one or more of the Liabilities, (iii) create, extend or renew for any periods (whether or not longer than the original period) or alter or exchange any of the Liabilities, or release or compromise any obligation of any nature of any Person with respect to any of the Liabilities hereunder, (iv) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or create, extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property or (v) resort to the Collateral for payment of any of the Liabilities whether or not Lender (1) shall have resorted to any other property securing any of the Liabilities or any obligation hereunder or (2) shall have proceeded against any Person primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding CLAUSES (1) and (2) being hereby expressly waived by the Pledgor).

                  (c) Lender shall have no right to vote the Pledged Shares or other Collateral or give consents, waivers or ratifications in respect thereof prior to the occurrence and during the continuance of a Default pursuant to
SECTION 10.1(f) of the Credit Agreement or an Event of Default. After the occurrence and


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during the continuance of a Default pursuant to SECTION 10.1(f) of the Credit
Agreement or an Event of Default, the Pledgor shall have the right to vote any and all of the Pledged Shares and other Collateral and give consents, waivers and ratifications in respect thereof unless and until it receives notice from Lender that such right has been terminated. The Pledgor agrees to deliver (properly endorsed when required) to Lender, after a Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default shall have occurred and shall be continuing, promptly upon request of Lender, such proxies and other documents as may be necessary for Lender to exercise the voting power with respect to the Pledged Shares and other Collateral then or previously owned by the Pledgor.

                  SECTION 6  DIVIDENDS, ETC.

                  (a) So long as no Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default shall have occurred and shall be continuing:

                  (i) Subject to the provisions of the Credit Agreement and notwithstanding the provisions of PARAGRAPH 2(a) of this Agreement, the Pledgor shall be entitled to receive any and all cash dividends and payments on the Collateral which it is otherwise entitled to receive, but any and all securities and/or liquidating dividends, payments, distributions in property, returns of capital made on or in respect of the Collateral, whether resulting from a subdivision, combination, reclassification or conversion of the outstanding capital stock of CRL, or received in exchange for the Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which CRL may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to Lender or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with Lender's instructions) to be held subject to the terms of this Agreement.

                  (ii) If the Collateral or any part thereof shall have been registered in the name of Lender or its sub-agent, Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to


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        receive the dividends or other payments which it is authorized to receive and retain pursuant to SECTION 6(a)(i) above.

                  (b) Upon the occurrence and during the continuance of a Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default, all rights of the Pledgor pursuant to SECTION 6(a)(i) hereof shall cease and Lender shall have the sole and exclusive right and authority to receive and retain the dividends and other payments of the Collateral which the Pledgor would otherwise be authorized to retain. All such dividends, payments, and all other distributions made on or in respect of the Collateral which may at any time and from time to time be held by the Pledgor, shall, until delivery to Lender, be held by the Pledgor separate and apart from its other property in trust for Lender. Any and all money and other property paid over to or received by Lender pursuant to the provisions of this PARAGRAPH (b) shall be retained by Lender as additional Collateral hereunder and be applied in accordance with the provisions hereof.

                  SECTION 7  DEFAULT.

                  (a) Upon the occurrence and during the continuance of a Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Credit Agreement, the Uniform Commercial Code as in effect from time to time in the State of Illinois, or the Related Documents or otherwise available to it, including, without limitation, sale, assignment, or other disposal of the Collateral in exchange for cash or credit. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed to the Pledgor at least five (5) days before such disposition as provided in
SECTION 11.2(f) of the Credit Agreement, with copies sent on the same date to Mark Gerstein by facsimile c/o Latham & Watkins at (312) 993-9767 and the General Counsel of Borrower at the address of Borrower set forth in the Purchase Agreement. Any proceeds of any disposition of Collateral shall be applied as provided in SECTION 8 hereof. No rights and remedies of Lender expressed hereunder are intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to all other rights and remedies herein conferred, or conferred upon Lender under any other agreement or instrument relating to any of the Liabilities or security therefor or now or hereafter existing at law or in equity or by statute. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.


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                  (b)(i) The Pledgor agrees that in any sale of any of the
Collateral, Lender is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Lender is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                  Without limiting the foregoing paragraph, if Lender decides to exercise its right to sell all or any of the Pledged Shares or other Collateral, upon written request, the Pledgor shall furnish or cause to be furnished to Lender all such information as Lender may request in order to qualify such Pledged Shares or other Collateral as exempt securities, or the sale or resale of such Pledged Shares or other Collateral as exempt transactions, under federal and state securities laws. The Pledgor agrees to allow, and to cause CRL to allow, upon request by Lender, Lender access at reasonable times and places to the books, records and premises of CRL; the Pledgor further agrees to assist, and cause CRL to assist, Lender, any agent, counsel, accountant or other expert for any thereof, in inspection, evaluation, and any other "due diligence" action of or with respect to any such books, records and premises.

                  (ii) The Pledgor, upon the occurrence and during the continuance of a Default under Section 10.1(f) of the Credit Agreement or an Event of Default, further agrees that Lender shall have the right, for and in the name, place and stead of the Pledgor to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral, and may, without demand, presentment or notice of any kind appropriate and apply toward the payment of the Liabilities in order of application set forth in SECTION 8 any balances, credits, deposits, accounts or monies of the Pledgor held by Lender.

                  (iii) Without limiting the foregoing paragraph, upon the occurrence and during the continuance of a Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default,

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Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (x) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto at any public or private sale or brokers' board, and (y) bid for and purchase any or all of the Collateral at any such public sale free from rights of redemption, stay or appraisal of the Pledgor.

                  (iv) The Pledgor and Lender acknowledge that the commissioners or departments of insurance of various states under all applicable insurance laws, rules and regulation may have to consent to or approve any such sale, transfer or other disposition of the Collateral and the terms and conditions thereof. The Pledgor hereby waives and agrees not to assert against Lender any claim that any such sale, transfer or other disposition hereunder, or the terms or conditions thereof, were not commercially reasonable because of any provision of any such insurance law, rule or regulation or any matter related thereto.

                  SECTION 8 APPLICATION OF PROCEEDS. The proceeds of sale of Collateral sold pursuant to the terms of SECTION 7 hereof and/or, after a Default pursuant to SECTION 10.1(f) of the Credit Agreement or an Event of Default, the cash held as Collateral hereunder shall be applied by Lender as follows:

                  FIRST: to the payment of all of the reasonable costs and expenses of Lender incurred by retaking, holding, preparing for sale or lease, selling, leasing and the like, including (i) the reasonable costs and expenses incurred by Lender and the reasonable fees and costs and expenses of counsel employed incurred by Lender (whether or not such costs and expenses are incurred by Lender), and (ii) the payment of all reasonable costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to Lender;

                  SECOND: to the payment in full of the Liabilities in such order as Lender may determine from time to time in its sole discretion; and

                  THIRD: the balance, if any, of such proceeds shall be paid to the Pledgor, its successors and assigns, or as a court of competent jurisdiction may direct.

                  SECTION 9 AUTHORITY OF LENDER. Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its

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duties hereunder. Neither Lender nor any director, officer or employee thereof shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct. The Pledgor agrees to reimburse Lender, on demand, for all reasonable costs and expenses incurred by Lender in connection with the administration and enforcement of this Agreement and for all costs and expenses of the enforcement of this Agreement (including, without limitation, reasonable costs and expenses incurred by any agent employed by Lender) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Lender (and any such agent) from and against any and all liability incurred by Lender or any such agent thereof hereunder or in connection herewith, unless such liability shall be due to gross negligence, or willful misconduct on the part of Lender or such agent, as the case may be.

                  SECTION 10 TERMINATION. The Pledgor agrees that its pledge hereunder shall (notwithstanding, without limitation, that at any time or from time to time all Liabilities may have been paid in full) terminate only when all Liabilities (including, without limitation, any extensions or renewals of any thereof) and all expenses (including, without limitation, reasonable attorneys' fees and legal expenses) paid or incurred by Lender or the holder or the holders of the Note in endeavoring to enforce this Agreement, the Credit Agreement and the Related Documents to which Lender is a party or of which it is a beneficiary shall have been finally paid in full and all other obligations of the Pledgor hereunder and thereunder have been fully performed, and all Commitments under the Credit Agreement have been terminated, at which time Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such Person or Persons as the Pledgor shall designate, such of the Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon, or representation or warranty by, Lender and at the sole cost and expense of the Pledgor.

                  SECTION 11  MISCELLANEOUS.

                  (a) All notices or other communications hereunder shall be given in the manner specified under SECTION 11.2 of the Credit Agreement, whether or not then in effect.

                  (b) This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except the Pledgor shall not be permitted to assign this Agreement nor any interest herein nor in the Collateral, nor any part


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


thereof, nor otherwise pledge, encumber or grant any option with respect to the Collateral, nor any part thereof.

                  (c) SUBMISSION TO JURISDICTION; WAIVER OF VENUE. EACH OF THE PLEDGOR AND LENDER (i) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATED DOCUMENTS, AND EACH OF THE PLEDGOR AND LENDER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT, AND (ii) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY OF ANY THEREOF, ARISING OUT OF OR RELATING TO THIS AGREEMENT, IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS SECTION 11(c). EACH OF THE PLEDGOR AND LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY ACTION OR PROCEEDING (WHETHER BROUGHT BY THE PLEDGOR, ANY OF ITS SUBSIDIARIES, LENDER OR OTHERWISE) IN ANY COURT HEREINABOVE SPECIFIED IN THIS SECTION 11(c) AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. EACH OF THE PLEDGOR AND LENDER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  (d) At the option of Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

                  (e) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (f) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

                  (g) The Pledgor hereby expressly waives: (i) notice of the acceptance by Lender of this Agreement, (ii) notice of the existence or creation or non-payment of all or any of the Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever (except as otherwise required herein), and (iv) all diligence in collection or protection of or realization upon the Liabilities hereunder, or any security for or guaranty of any of the foregoing.

                  (h) Lender may, from time to time, without notice to the Pledgor, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Lender; provided, however, that, unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of Lender, as to those of the Liabilities which Lender has not assigned or transferred.

                  (i) The Pledgor agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever, such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and the pledge by the Pledgor hereunder shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made.

                  (j) No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of the Pledgor under this Agreement. The Pledgor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

                  (k) All obligations of the Pledgor and rights of Lender or obligation expressed in this Agreement shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Liabilities.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. ALL OBLIGATIONS OF THE PLEDGOR AND RIGHTS OF LENDER SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.

                  (m) This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, but all such counterparts shall constitute but one and the same Agreement. The Pledgor hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

                  (n) Lender acts herein as agent for itself and any and all future holders of the Liabilities.

                  (o) WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY; THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.


                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      STRATEGIC ACQUISITION PARTNERS, LLC


                                      By: /s/ Val Rajic
                                         -------------------------------------
                                      Name:  Val Rajic
                                            ----------------------------------
                                      Its:  Manager
                                          -------------------------------------


                                      CENTRAL RESERVE LIFE CORPORATION


                                      By: /s/ Frank W. Grimone
                                         -------------------------------------
                                      Name:  Frank W. Grimone
                                            ----------------------------------
                                      Its:    CFO
                                          -------------------------------------

                                  ATTACHMENT 1



                         LISTING OF CRL'S STOCK PLEDGED
                         ------------------------------


                                    Number of
Certificate                         Shares of
  Number                              Stock                       % Ownership
------------                        ----------                    -----------

0052                                1,250,000                          100

                                  ATTACHMENT 2

                        Listing Of Surplus Notes Pledged
                        --------------------------------

14 Million Dollar Surplus Note executed by Central Reserve Life Insurance Company in favor of Central Reserve Life Corporation dated December 16, 1997.